UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07605

T. Rowe Price Mid-Cap Value Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2013

Item 1. Report to Shareholders

Mid-Cap Value Fund	June 30, 2013

The views and opinions in this report were current as of June 30, 2013. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Along with the broader market, mid-cap value stocks continued in recent months to build on the rally they had begun late last fall. We are happy to report that your fund participated in the gains, although our returns were not as strong as our benchmarks or peer group. As in similar situations in the past, however, we are not letting this period of moderate underperformance distract us from the investment strategy that has served our shareholders well over the longer term. Indeed, we are finding attractive opportunities in companies serving disfavored markets and left behind in the recent rally.

The Mid-Cap Value Fund returned 13.39% for the six months ended June 30, 2013. The fund’s return lagged those of both the S&P and Russell indexes, as well as its Lipper peer group. (Returns for the fund’s Advisor and R Class shares were slightly lower due to their different cost structures.) The fund’s long-term performance remained favorable, in relative terms, as recognized by Morningstar’s overall four-star rating, as well as its rank among competitive funds as tracked by Lipper over longer time periods. The Mid-Cap Value Fund received an Overall Morningstar Rating™ of four stars for its risk-adjusted performance. This rating is derived from a weighted average of the performance figures associated with a fund’s 3-, 5-, and 10-year (if applicable) Morningstar Rating™ metrics. The fund was rated among 369, 369, 312, and 176 mid-cap value funds for the overall rating and the 3-, 5-, and 10-year periods ended June 30, 2013, respectively. (Please refer to page 9 for additional information about Morningstar ratings.) Based on cumulative total return, Lipper ranked the Mid-Cap Value Fund 142 of 207, 150 of 181, 49 of 156, and 13 of 80 mid-cap value funds for the 1-, 3-, 5-, and 10-year periods ended June 30, 2013, respectively. Past performance cannot guarantee future results.

MARKET ENVIRONMENT

Over the first half of the year, stocks built on the rally they had begun in the late fall of 2012. Growth in corporate profits and the overall economy was hardly robust, but investors seemed to celebrate that the economic environment continued to improve despite federal spending cuts and tax increases early in the year. Growth was particularly welcome in the labor market, as employers added to payrolls at a decent clip. The housing market appeared to have established a solid rebound, as housing prices increased at a healthy rate in most of the country and home construction picked up. Most of the clouds on the economic horizon were centered overseas. Europe continued to wrestle with austerity measures stemming from its debt crisis, and growth slowed in China and other emerging markets.

Another large factor in the market’s gains was supportive Federal Reserve policy. As it had promised, the Fed kept official short-term interest rates near 0% as it waited for unemployment to come down to its target of 6.5%—far from the 7.6% rate at the end of our reporting period. The Fed’s quantitative easing program may have been an even more important driver in market terms, however. The Fed continued to purchase $85 billion of Treasury bonds and agency mortgage-backed securities each month, which kept long-term interest rates near record lows. Investors seeking higher returns could only turn to riskier bonds, equities, or other assets, boosting markets both in the U.S. and overseas.

The Fed’s policy provided a particular boost to dividend-paying stocks, as investors seeking income turned to them as a substitute for bonds. Defensive and dividend-rich utilities and consumer staples stocks were particularly strong performers in this environment. In June, however, the perils of this policy became apparent when Fed Chairman Ben Bernanke announced that further economic improvement would lead the Fed to taper its asset purchases. Stocks retreated sharply around the world in response before central bank officials in both the U.S. and Europe assured investors that substantial increases in interest rates were not soon at hand.

Investors’ preference for dividends and stability, especially early in the period, helped mid-cap value stocks outperform their growth counterparts. Over the past few years, growth and value shares have performed roughly in line within the mid-cap category, but value has a significant advantage over the past decade.

PORTFOLIO AND STRATEGY REVIEW

As is true in many avenues of life, investors today dwell in a world where time horizons are increasingly compressed. A couple of decades ago, financial information and investment insight was procured through published government filings, quarterly earnings reports, and phone conversations; today, the Internet, cable TV financial news, and smart-phones all vie for investor attention. Trading algorithms attempt to exploit intra-second anomalies in prices. Fresh news is often valued more highly than thoughtful consideration of what matters, and with the premium placed on velocity, it is no surprise that the turnover of the average U.S.-listed stock has risen ninefold over the past 40 years. In this environment, where the procurement of information has become paramount, quantity often substitutes for quality, and judgment takes a back seat.

A well-respected strategist remarked to us recently that T. Rowe Price’s focus on long-term investing is its greatest advantage, thanks to our ability to “arbitrage time” and take advantage of price dislocations produced by the market’s obsession with shorter-term results. Business values do not vary nearly as widely as changes in stock prices because, to paraphrase Warren Buffett and his mentor Benjamin Graham, the stock market is a voting mechanism in the near term, but in the long term it is a weighing mechanism. We see much merit in studying companies to determine what they are worth, to compare this with where they trade, and to invest on this basis, trusting that the underlying value will be reflected in the stock market over the long run. True, “long term is a series of short terms strung together,” as an adage of our business goes, and we care about results over all time horizons. But our forte has been in identifying value, not in timing the market. Our investment focus has remained on the intrinsic, underlying value of companies.

We first considered the intrinsic value of Kroger, the fund’s top contributor in the first half, after its shares had badly lagged the market over a two-year period. The country’s largest independent food retailer, Kroger had used its scale advantages to lower its purchasing costs and had plowed these savings into price discounts in order to gain market share. Kroger’s sales grew almost 50% over five years, but its operating profits remained flat, resulting in lackluster earnings performance and a stock price that reflected a discouraging outlook for its future. We were nonetheless impressed by Kroger’s low-cost position and customer loyalty, and we reasoned that it would eventually relax its stance on price once it had achieved a certain size in its markets. The opportunity to then focus on growing profits rather than sales would lead to an acceleration in its earnings. Though we had no proof that the company would alter its pricing approach, it seemed to us that this would be the best path to maximize value over the long run, and this was validated by the company’s aggressive share repurchase program, which suggested management was seeing the same acceleration of earnings on the horizon. We waited three years, collected a dividend, and continued to accumulate shares as the stock moved sideways. The wait proved worthwhile, as Kroger’s shares rose 80% over the past year. (Please refer to the fund’s portfolio of investments for a complete list of our holdings and the amount each represents in the portfolio.)

Like Kroger, E-Trade Financial, the fund’s second-largest contributor, required a long-term perspective. Our first purchases in 2009 coincided with the refinancing of its then-excessively indebted balance sheet. Ranked fourth among the online brokers after Schwab, TD Ameritrade, and Fidelity, E-Trade had “punched above its weight” and had developed good brand recognition and a valuable platform and customer base. The online brokers on the whole continued to take share from traditional brokerage houses, and E-Trade was holding its own among its peers. However, its high debt burden, large portfolio of home equity loans, and compressed profit margins due to low interest rates conspired to drag down its overall performance, and the stock underperformed the market for some time. Nonetheless, we were undeterred, and we continued buying with the conviction that the underlying value of this franchise was—and still is—well above where its shares have traded. Under new management, the company is taking further steps to improve its competitive position and balance sheet and satisfy regulatory requirements. The recognition that change is afoot at E-Trade better prospects for higher interest income and lower interest costs, and a strong stock market helped to push its shares up 40% in the first half.

Avon is an iconic American company whose name is instantly recognizable to many. As a primarily domestic direct marketer of beauty products, it was a strong performer over many decades and had initial success expanding its business overseas. But Avon stumbled badly over the past decade as it grew its franchise in new markets, including China, Brazil, and Russia, and was confronted with logistical, competitive, and regulatory problems that severely hampered its profitability. Our initial purchases made two and a half years ago were executed in the context of these challenges. While we recognized these risks in advance, it took considerable time and a poorly performing stock to spur Avon to make the management changes needed to bring in fresh perspectives and skills. We added to our position as the shares weakened, as our work suggested that its franchise indeed remained intact despite its short-term troubles. The simplification of its product line, a focus on fewer markets, and efficiency gains resulted in better-than-anticipated results for the company in the first half of 2013, and its shares proved to be the third-best performers in the fund.

In the energy sector, Exterran Holdings continued to deliver good returns for its shareholders. A holding of the fund since 2010, Exterran has benefited from an extensive restructuring of its core natural gas compressor rental and manufacturing business, and it is riding the tailwind of increased natural gas infrastructure spending in the U.S. Not uncharacteristically, the Mid-Cap Value Fund’s position was built in a time of adversity for the company, a period characterized by depressed demand for natural gas, slow growth in international markets, and persistent operating problems that had yet to be addressed. For quite some time, Exterran’s stock traded well below its asset value. Believing that an inevitable focus on its operating problems and likely cyclical upturn would eventually produce good results, we continued our buying. Indeed, the implementation of a deep restructuring program, targeted capital spending in growing markets, an emphasis on cash generation, and refinancing of its balance sheet—along with rising natural gas demand and a growing need for compression as gas fields age—led to a strong rise in Exterran’s shares in the first half. We believe there is more upside for the company in the coming years.

The positive contributors to the fund’s performance represented stocks diversified across a broad spectrum of industries and sectors. Given our focus on individual companies versus macroeconomics and sector forecasting—in other words, a “bottom up” philosophy rather than a “top down” orientation—we generally expect this sort of distribution. Nonetheless, there are periods, such as the first half of 2013, where a handful of industries tend to dominate the overall performance of the portfolio, and the materials sector was prominent on that list. Our experience as investors in natural resource stocks has taught us to focus on companies that possess unique attributes that are independent of the cycle, such as a low-cost production base, exploration potential, or assets whose value is hidden or obscured by other operations and assets in the company. In this vein, some of our previous winners among natural resource companies have been names such as Hess, whose ownership of retail gas stations, oil terminals, and other assets was obscured by lackluster exploration and production results until activist pressure led to an overhaul of its Board of Directors. Another example was Weyerhaeuser, which, after years of shareholder pressure, was motivated to reincorporate as a real estate investment trust to minimize taxes and to divest paper manufacturing plants, rail and shipping lines, and homebuilding operations to focus mainly on its world-class timber operations.

Like the examples on the previous page, our gold-producer holdings each possess unique characteristics that distinguish them from their peers. Franco-Nevada is arguably one of the best allocators of capital in the mining industry. Franco invests in promising gold deposits that have the potential to become large mines in exchange for royalty interests that extend to the entire property if and when a deposit is developed. Its great expertise in geology, a long-term orientation, and management’s preference for limiting its ownership risk to royalties rather than operating mines has led to an unparalleled record of long-term success in the gold industry. Newmont Mining, founded in 1916, is one of the world’s largest producers, with a diversified portfolio of assets on five continents, a history of navigating economic cycles, and the potential to develop several large deposits in North and South America.

Despite these favorable attributes, the sharp fall in gold prices in the first half of the year overwhelmed the unique features of each company. As is typical, we added to our positions in these gold stocks in the first half as they fell on hard times. Franco-Nevada is well placed to invest at a time when few competitors have access to capital to explore for gold or develop new mines. Newmont, for its part, has cut its capital spending budget and announced plans to reduce its corporate overhead by one-third in its home state of Colorado. Not surprisingly, the gold mining industry as a whole has rapidly begun to adapt to the current environment, quickly responding to falling prices by cutting capital budgets by at least $18 billion in aggregate this year. As in all commodity industries, when prices reach the cost of production, producers in turn cut output, removing excess inventory from the market and supporting prices. This occurred in the gold mining industry in 2001, and again in 2008. We are not sure when bullion prices will resume their upward trend, but we believe the fund owns the winners in the eventual upturn.

Another industry under a cyclical cloud has been coal mining. Weak demand from emerging markets, growing production from new mines, and increased competition from natural gas led to a significant fall in the price of thermal coal, used in power generation, and metallurgical coal, used in steelmaking, in the first half of the year. CONSOL Energy, the largest coal producer in Appalachia and a recent addition to the fund, saw its shares decline in sympathy with the drop in coal prices. While coal is a key driver of CONSOL’s success, the volatile business also obscures the company’s valuable natural gas operation, which is based in the burgeoning Marcellus shale region of Pennsylvania and West Virginia. The company owns nearly a half-million acres in the Marcellus basin, along with assets such as coal-handling terminals and natural gas gathering and processing facilities. We think that investors are paying little, if anything, at current prices for its coal business and other assets, which certainly has significant value even in a tough price environment.

Other detractors during the period were more idiosyncratic. Fidelity National Financial, the largest title insurer in the U.S. and the subject of other letters, and CoreLogic a provider of mortgage-related data used in the real estate market, declined with the recent rise in rates and the prospect of some cooling off in the robust housing market. Vulcan Materials, the nation’s largest owner and operator of aggregate quarries, faced delays in spending as a result of uncertain funding for new highway projects. FirstEnergy declined over concerns relating to regulatory treatment of its generating assets in West Virginia and weakness at its retail and wholesale power operation, while Strayer Education weathered regulatory and competitive challenges in the for-profit education market.

IN CLOSING

Our strategy does not always produce the results we would like to see in any given year, and we wish the last six months were more representative of the fund’s long-term record. But we have faith in our strategy, which has worked well for our shareholders in the past. As usual, we do not claim to have any special foresight in how the world’s economic crosscurrents will play out in terms of overall economic growth or market performance in the coming year. However, with the intellectual resources of T. Rowe Price’s extensive team of industry analysts, an intent focus on buying good companies at attractive prices, and the patience to allow the market to recognize that value, we are confident that our investment approach will continue to deliver good results over time.

We appreciate your investment and look forward to reporting to you again in six months.

David J. Wallack
President of the fund and chairman of its Investment Advisory Committee

Heather M. McPherson
Executive vice president of the fund

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

July 19, 2013

IMPORTANT INFORMATION ABOUT MORNINGSTAR RATINGS

For funds with at least a 3-year history, a Morningstar Rating™ is based on a risk-adjusted return measure (including the effects of sales charges, loads, and redemption fees) with emphasis on downward variations and consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% 4 stars, the next 35% 3 stars, the next 22.5% 2 stars, and the bottom 10% 1 star. Each share class is counted as a fraction of one fund within this scale and rated separately. Morningstar Rating™ is for the retail share class only; other classes may have different performance characteristics. The fund received 3 stars for the 3-year period, 4 stars for the 5-year period, and 4 stars for the 10-year period as of June 30, 2013.

©2013 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

RISKS OF INVESTING

The fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

Mid-caps typically offer greater return potential than larger established firms and involve less risk than small-caps. Value investors seek to invest in companies whose stock prices are low in relation to their real worth or future prospects. By identifying companies whose stocks are currently out of favor or misunderstood, value investors hope to realize significant appreciation as other investors recognize the stock’s intrinsic value and the price rises accordingly. The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

GLOSSARY

Lipper indexes: Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as tracked by Lipper Inc.

Real estate investment trusts (REITs): Publicly traded companies that own, develop, and operate apartment complexes, hotels, office buildings, and other commercial properties.

Russell Midcap Growth Index: An index that tracks the performance of mid-cap stocks with higher price-to-book ratios and higher forecast growth values.

Russell Midcap Value Index: An index that tracks the performance of mid-cap stocks with lower price-to-book ratios and lower forecast growth values.

S&P MidCap 400 Index: An unmanaged index that tracks the stocks of 400 U.S. mid-size companies.

Note: Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 6/30/13
Northern Trust	2.5%
Southwest Airlines	2.2
Kroger	2.0
NRG Energy	2.0
Exterran Holdings	1.8
CIT Group	1.8
E*TRADE Financial	1.7
Hess	1.7
Applied Materials	1.7
Hospira	1.7
Lazard	1.6
WPX Energy	1.6
Textron	1.6
Avon	1.6
ManpowerGroup	1.5
Marsh & McLennan	1.5
White Mountains Insurance Group	1.4
Talisman Energy	1.4
Life Technologies	1.4
Sysco	1.4
First Horizon National	1.3
Gap	1.3
Packaging Corporation of America	1.3
Molex	1.3
PPL	1.2
Total	40.5%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, and R Class shares are available to retirement plans serviced by intermediaries and charge a 0.50% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

Investor Class

	6 Months Ended 6/30/13	Year Ended 12/31/12	12/31/11	12/31/10	12/31/09	12/31/08
NET ASSET VALUE						
Beginning of period	$ 24.04	$ 21.39	$ 23.71	$ 20.72	$ 14.27	$ 22.46
Investment activities						
Net investment income[1]	0.08	0.31	0.20	0.45	0.20	0.20
Net realized and unrealized gain / loss	3.14	3.87	(1.39)	2.95	6.46	(7.98)
Total from investment activities	3.22	4.18	(1.19)	3.40	6.66	(7.78)
Distributions						
Net investment income	–	(0.32)	(0.24)	(0.41)	(0.21)	(0.18)
Net realized gain	–	(1.21)	(0.89)	–	–	(0.23)
Total distributions	–	(1.53)	(1.13)	(0.41)	(0.21)	(0.41)
NET ASSET VALUE						
End of period	**$ 27.26**	**$ 24.04**	**$ 21.39**	**$ 23.71**	**$ 20.72**	**$ 14.27**

Ratios/Supplemental Data						
Total return[2]	**13.39%**	**19.63%**	**(4.82)%**	**16.45%**	**46.68%**	**(34.57)%**
Ratio of total expenses to average net assets	0.80%[3]	0.81%	0.81%	0.81%	0.84%	0.83%
Ratio of net investment income to average net assets	0.64%[3]	1.29%	0.87%	2.07%	1.19%	1.02%
Portfolio turnover rate	14.1%	43.7%	53.6%	46.4%	58.1%	74.3%
Net assets, end of period (in millions)	$ 9,451	$ 8,437	$ 7,559	$ 8,246	$ 6,461	$ 4,042

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Financial Highlights For a share outstanding throughout each period

Advisor Class

	6 Months Ended 6/30/13	Year Ended 12/31/12	12/31/11	12/31/10	12/31/09	12/31/08
NET ASSET VALUE						
Beginning of period	$ 23.94	$ 21.31	$ 23.61	$ 20.64	$ 14.22	$ 22.36
Investment activities						
Net investment income[(1)]	0.05	0.24	0.15	0.37	0.17	0.15
Net realized and unrealized gain / loss	3.13	3.85	(1.38)	2.95	6.43	(7.93)
Total from investment activities	3.18	4.09	(1.23)	3.32	6.60	(7.78)
Distributions						
Net investment income	–	(0.25)	(0.18)	(0.35)	(0.18)	(0.13)
Net realized gain	–	(1.21)	(0.89)	–	–	(0.23)
Total distributions	–	(1.46)	(1.07)	(0.35)	(0.18)	(0.36)
NET ASSET VALUE						
End of period	**$ 27.12**	**$ 23.94**	**$ 21.31**	**$ 23.61**	**$ 20.64**	**$ 14.22**

Ratios/Supplemental Data

Total return[(2)]	13.28%	19.27%	(5.02)%	16.12%	46.42%	(34.73)%
Ratio of total expenses to average net assets	1.06%[(3)]	1.05%	1.04%	1.07%	1.05%	1.05%
Ratio of net investment income to average net assets	0.40%[(3)]	1.03%	0.63%	1.73%	0.99%	0.77%
Portfolio turnover rate	14.1%	43.7%	53.6%	46.4%	58.1%	74.3%
Net assets, end of period (in thousands)	$ 601,820	$ 568,987	$ 549,847	$ 667,677	$ 612,799	$ 292,242

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Financial Highlights | For a share outstanding throughout each period

R Class

	6 Months Ended 6/30/13	Year Ended 12/31/12	12/31/11	12/31/10	12/31/09	12/31/08
NET ASSET VALUE						
Beginning of period	$ 23.70	$ 21.11	$ 23.40	$ 20.46	$ 14.11	$ 22.17
Investment activities						
Net investment income[1]	0.02	0.18	0.08	0.34	0.13	0.11
Net realized and unrealized gain / loss	3.09	3.81	(1.36)	2.90	6.36	(7.85)
Total from investment activities	3.11	3.99	(1.28)	3.24	6.49	(7.74)
Distributions						
Net investment income	–	(0.19)	(0.12)	(0.30)	(0.14)	(0.09)
Net realized gain	–	(1.21)	(0.89)	–	–	(0.23)
Total distributions	–	(1.40)	(1.01)	(0.30)	(0.14)	(0.32)
NET ASSET VALUE						
End of period	**$ 26.81**	**$ 23.70**	**$ 21.11**	**$ 23.40**	**$ 20.46**	**$ 14.11**

Ratios/Supplemental Data

	6 Months Ended 6/30/13	Year Ended 12/31/12	12/31/11	12/31/10	12/31/09	12/31/08
Total return[2]	**13.12%**	**18.98%**	**(5.29)%**	**15.87%**	**46.00%**	**(34.86)%**
Ratio of total expenses to average net assets	1.31%[3]	1.32%	1.33%	1.32%	1.28%	1.28%
Ratio of net investment income to average net assets	0.14%[3]	0.75%	0.34%	1.57%	0.75%	0.57%
Portfolio turnover rate	14.1%	43.7%	53.6%	46.4%	58.1%	74.3%
Net assets, end of period (in thousands)	$ 309,287	$ 284,321	$ 280,716	$ 347,227	$ 290,003	$ 210,751

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares/$ Par	Value
COMMON STOCKS 93.1%		
CONSUMER DISCRETIONARY 9.0%		
Auto Components 0.6%		
Visteon (1)	1,028,300	64,906
		64,906
Diversified Consumer Services 0.5%		
Strayer Education (2)	1,133,500	55,349
		55,349
Hotels, Restaurants & Leisure 0.5%		
International Game Technology	2,824,100	47,191
		47,191
Leisure Equipment & Products 1.8%		
Hasbro	860,900	38,594
Mattel	2,647,800	119,972
Sankyo-Gunma (JPY)	614,800	29,042
		187,608
Media 3.9%		
Cablevision, Class A	6,781,000	114,056
Charter Communications, Class A (1)	815,904	101,050
DreamWorks Animation, Class A (1)	3,566,200	91,509
Scholastic	613,500	17,969
Washington Post, Class B	150,743	72,925
		397,509
Specialty Retail 1.7%		
CarMax (1)	986,700	45,546
Gap	3,160,300	131,879
		177,425
Total Consumer Discretionary		929,988

CONSUMER STAPLES 9.7%		
Beverages 0.6%		
Beam	480,200	30,306
Brown-Forman, Class B	486,800	32,883
		63,189
Food & Staples Retailing 3.4%		
Kroger	6,100,400	210,708
Sysco	4,119,900	140,736
		351,444
Food Products 3.6%		
Archer-Daniels-Midland	3,541,700	120,099
Flowers Foods	3,837,208	84,610
Kellogg	1,299,400	83,461
McCormick	808,200	56,865
Tootsie Roll Industries	775,089	24,632
		369,667
Household Products 0.6%		
Clorox	745,900	62,014
		62,014
Personal Products 1.5%		
Avon	7,677,700	161,462
		161,462
Total Consumer Staples		1,007,776
ENERGY 8.7%		
Energy Equipment & Services 1.8%		
Exterran Holdings (1)(2)	6,777,300	190,577
		190,577

Oil, Gas & Consumable Fuels 6.9%		
CONSOL Energy	3,751,700	101,671
Hess	2,700,100	179,530
Murphy Oil	400,900	24,411
PBF Energy (2)	2,286,100	59,210
QEP Resources	923,800	25,663
Talisman Energy (CAD)	12,556,700	143,273
Valero Energy	518,500	18,028
WPX Energy (1)	8,648,500	163,803
		715,589
Total Energy		906,166
FINANCIALS 24.3%		
Capital Markets 6.8%		
E*TRADE Financial (1)(2)	14,195,860	179,719
Greenhill	189,324	8,660
Lazard, Partnership	5,179,400	166,518
Legg Mason	3,005,300	93,194
Northern Trust	4,414,940	255,625
		703,716
Commercial Banks 5.2%		
BankUnited	1,226,520	31,902
CIT Group (1)	3,929,600	183,237
Commerce Bancshares	784,344	34,166
First Horizon National	11,878,342	133,038
M&T Bank	210,400	23,512
SunTrust	2,019,000	63,740
WestAmerica Bank (2)	1,534,407	70,107
		539,702
Insurance 8.3%		
Axis Capital Holdings	576,700	26,401

CNA Financial	1,919,700	62,621
Fidelity National Financial	3,238,900	77,118
First American Financial (2)	5,403,724	119,098
Kemper	2,308,361	79,061
Loews	1,835,200	81,483
Marsh & McLennan	3,813,800	152,247
OneBeacon Insurance Group, Class A (2)	1,632,800	23,643
Progressive	3,718,500	94,524
White Mountains Insurance Group	251,200	144,425
		860,621
Real Estate Investment Trusts 2.4%		
Cousins Properties, REIT	1,860,347	18,790
General Growth Properties, REIT	489,600	9,728
Vornado Realty Trust, REIT	758,300	62,825
Weingarten Realty Investors, REIT	1,616,100	49,727
Weyerhaeuser, REIT	3,767,900	107,348
		248,418
Real Estate Management & Development 1.0%		
Forest City Enterprises, Class A (1)	1,705,500	30,546
Howard Hughes (1)	203,956	22,861
St. Joe (1)	2,208,783	46,495
		99,902
Thrifts & Mortgage Finance 0.6%		
Capitol Federal Financial	5,097,829	61,888
		61,888
Total Financials		2,514,247
HEALTH CARE 7.0%		
Health Care Equipment & Supplies 0.3%		
Wright Medical Group (1)	581,500	15,241

Zimmer Holdings	263,200	19,724
		34,965
Health Care Providers & Services 3.0%		
HealthSouth (1)	4,171,257	120,132
Kindred Healthcare (1)(2)	2,985,300	39,197
Quest Diagnostics	924,300	56,040
Select Medical Holdings	5,254,400	43,086
Tenet Healthcare (1)	1,209,300	55,749
		314,204
Life Sciences Tools & Services 1.4%		
Life Technologies (1)	1,918,200	141,966
		141,966
Pharmaceuticals 2.3%		
Forest Laboratories (1)	1,483,100	60,807
Hospira (1)	4,485,600	171,844
		232,651
Total Health Care		723,786
INDUSTRIALS & BUSINESS SERVICES 8.0%		
Aerospace & Defense 2.2%		
Raytheon	994,800	65,776
Textron	6,270,700	163,352
		229,128
Airlines 2.2%		
Southwest Airlines	17,435,500	224,744
		224,744
Commercial Services & Supplies 0.9%		
Cintas	2,092,600	95,297
		95,297

Electrical Equipment 0.5%		
Babcock & Wilcox	1,886,696	56,657
		56,657
Machinery 0.7%		
Ingersoll-Rand	1,250,800	69,444
		69,444
Professional Services 1.5%		
ManpowerGroup	2,860,200	156,739
		156,739
Total Industrials & Business Services		832,009
INFORMATION TECHNOLOGY 6.6%		
Communications Equipment 0.8%		
ADTRAN	2,350,800	57,853
Tellabs	14,867,100	29,437
		87,290
Electronic Equipment, Instruments & Components 1.5%		
AVX	2,299,100	27,015
Molex, Class A	5,233,400	130,102
		157,117
IT Services 1.1%		
Automatic Data Processing	151,600	10,439
CoreLogic (1)	1,882,503	43,618
Lender Processing Services	1,884,962	60,978
		115,035
Semiconductor & Semiconductor Equipment 3.0%		
Applied Materials	11,578,600	172,637
ASML Holding	446,582	35,325
Marvell Technology Group	4,379,400	51,283

CONVERTIBLE PREFERRED STOCKS 0.0%		
FINANCIALS 0.0%		
Real Estate Investment Trusts 0.0%		
Weyerhaeuser, REIT (1)	84,000	4,301
Total Convertible Preferred Stocks (Cost $4,200)		4,301
CONVERTIBLE BONDS 0.5%		
Alcoa, 5.25%, 3/15/14	29,859,600	38,024
		38,024
Total Miscellaneous Convertible Bonds 0.1% (3)		10,763
Total Convertible Bonds (Cost $54,103)		48,787
SHORT-TERM INVESTMENTS 6.8%		
Money Market Funds 6.8%		
T. Rowe Price Reserve Investment Fund, 0.05% (2)(4)	698,668,869	698,669
Total Short-Term Investments (Cost $698,669)		698,669
Total Investments in Securities		
100.4% of Net Assets (Cost $8,453,332)		**$ 10,402,758**

‡ Denominated in U.S. dollars unless otherwise noted.
(1) Non-income producing
(2) Affiliated Companies
(3) The identity of certain securities has been concealed to protect the fund while it completes a purchase or selling program for the securities.
(4) Seven-day yield
ADR American Depository Receipts
CAD Canadian Dollar
JPY Japanese Yen
REIT A domestic Real Estate Investment Trust whose distributions pass-through with original tax character to the shareholder

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $8,453,332)	$ 10,402,758
Receivable for investment securities sold	34,471
Dividends and interest receivable	8,678
Receivable for shares sold	7,727
Cash	431
Other assets	2,177
Total assets	10,456,242
Liabilities	
Payable for investment securities purchased	65,295
Payable for shares redeemed	18,825
Investment management fees payable	5,523
Due to affiliates	943
Other liabilities	3,075
Total liabilities	93,661
NET ASSETS	$ 10,362,581
Net Assets Consist of:	
Undistributed net investment income	$ 30,915
Accumulated undistributed net realized gain	225,337
Net unrealized gain	1,949,434
Paid-in capital applicable to 380,425,642 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares authorized	8,156,895
NET ASSETS	$ 10,362,581
NET ASSET VALUE PER SHARE	
Investor Class	
($9,451,474,341/ 346,701,370 shares outstanding)	$ 27.26
Advisor Class	
($601,819,961 / 22,190,169 shares outstanding)	$ 27.12
R Class	
($309,286,865 / 11,534,103 shares outstanding)	$ 26.81

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Changes in Net Assets

($000s)

	6 Months Ended 6/30/13	Year Ended 12/31/12
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 30,915	$ 113,420
Net realized gain	303,148	553,922
Change in net unrealized gain / loss	907,034	926,182
Increase in net assets from operations	1,241,097	1,593,524
Distributions to shareholders		
Net investment income		
Investor Class	–	(107,093)
Advisor Class	–	(5,788)
R Class	–	(2,172)
Net realized gain		
Investor Class	–	(404,941)
Advisor Class	–	(28,014)
R Class	–	(13,836)
Decrease in net assets from distributions	–	(561,844)
Capital share transactions*		
Shares sold		
Investor Class	774,247	941,355
Advisor Class	79,986	127,706
R Class	28,337	36,072
Distributions reinvested		
Investor Class	–	494,322
Advisor Class	–	33,555
R Class	–	15,971
Shares redeemed		
Investor Class	(886,930)	(1,490,740)
Advisor Class	(124,333)	(207,447)
R Class	(39,902)	(81,920)
Decrease in net assets from capital share transactions	(168,595)	(131,126)
Net Assets		
Increase during period	1,072,502	900,554
Beginning of period	9,290,079	8,389,525
End of period	**$ 10,362,581**	**$ 9,290,079**
Undistributed net investment income	30,915	–

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price Mid-Cap Value Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide long-term capital appreciation by investing primarily in mid-sized companies that appear to be undervalued. The fund has three classes of shares: the Mid-Cap Value Fund original share class, referred to in this report as the Investor Class, offered since June 28, 1996; the Mid-Cap Value Fund–Advisor Class (Advisor Class), offered since September 30, 2002; and the Mid-Cap Value Fund–R Class (R Class), offered since September 30, 2002. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries, and R Class shares are available to retirement plans serviced by intermediaries. The Advisor Class and R Class each operate under separate Board-approved Rule 12b-1 plans, pursuant to which each class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Earnings on investments recognized as partnerships for federal income tax purposes reflect the tax character of such earnings. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class and R Class each pay distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% and 0.50%, respectively, of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $140,000 for the six months ended June 30, 2013. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the six months ended June 30, 2013, the fund realized $12,928,000 of net gain on $41,744,000 of in-kind redemptions.

New Accounting Guidance In December 2011, the Financial Accounting Standards Board issued amended guidance requiring an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance is effective for fiscal years and interim periods beginning on or after January 1, 2013. Adoption had no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the fund’s Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded domestic equity securities generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Debt securities generally are traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on June 30, 2013:

There were no material transfers between Levels 1 and 2 during the period.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities other than short-term securities aggregated $1,327,688,000 and $1,575,226,000, respectively, for the six months ended June 30, 2013.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains.

At June 30, 2013, the cost of investments for federal income tax purposes was $8,509,593,000. Net unrealized gain aggregated $1,893,173,000 at period-end, of which $2,250,307,000 related to appreciated investments and $357,134,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2013, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and R Class. For the six months ended June 30, 2013, expenses incurred pursuant to these service agreements were $68,000 for Price Associates; $823,000 for T. Rowe Price Services, Inc.; and $1,012,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the six months ended June 30, 2013, the fund was charged $245,000 for shareholder servicing costs related to the college savings plans, of which $169,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At June 30, 2013, approximately 2% of the outstanding shares of the Investor Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. Neither the Spectrum Funds nor the Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to separate special servicing agreements, expenses associated with the operation of the Spectrum and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum and Retirement Funds, respectively. Expenses allocated under these agreements are reflected as shareholder servicing expenses in the accompanying financial statements. For the six months ended June 30, 2013, the fund was allocated $61,000 of Spectrum Funds’ expenses and $2,439,000 of Retirement Funds’ expenses. Of these amounts, $1,326,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At June 30, 2013, approximately 1% of the outstanding shares of the Investor Class were held by the Spectrum Funds and 27% were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

NOTE 6 - LITIGATION

The fund is a named defendant or in a class of defendants in a lawsuit that the Unsecured Creditors Committee (the Committee) of the Tribune Company has filed in Delaware bankruptcy court. The Committee is seeking to recover all payments made to beneficial owners of common stock in connection with a leveraged buyout of Tribune, including those made in connection with a 2007 tender offer in which the fund participated. The fund also is named as a defendant or included in a class of defendants in parallel litigation asserting state law constructive fraudulent transfer claims to recover stock redemption payments made to shareholders. The complaints allege no misconduct by the fund, and management intends to vigorously defend the lawsuits. The value of the proceeds received by the fund is $70,070,000 (0.68% of net assets) and the fund will incur legal expenses. Management is currently assessing the case and has not yet determined the effect, if any, on the fund’s net assets and results of operations.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 5, 2013, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year, and year-by-year returns, as well as the fund’s average annualized total returns over the 3-, 5-, and 10-year periods, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio (for the Investor Class, Advisor Class, and R Class) in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was above the median for certain groups of comparable funds and at or below the median for other groups of comparable funds. The information also indicated that the total expense ratio for the Investor Class and Advisor Class was below the median for comparable funds and the total expense ratio for the R Class was above the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Mid-Cap Value Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 16, 2013

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 16, 2013

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date August 16, 2013